Securities and Exchange Commission,
                              Washington, DC 20549
                            FINAL AMENDMENT NO. 3 TO

                                 SCHEDULE 13E-3
                        Rule 13e-3 Transaction Statement

       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                           BOWLES FLUIDICS CORPORATION

                              (Name of the Issuer)

                 BOWLES FLUIDICS CORPORATION, WILLIAM EWING III,

                  JAMES T. PARKINSON III, AND FREDERIC EWING II

                      (Name of Person(s) Filing Statement)

                           Common Stock $.10 Par Value

                         (Title of Class of Securities)

                                    10259010

                      (CUSIP Number of Class of Securities)

 Ronald D. Stouffer, President                  Patrick K. Arey, Esquire
  Bowles Fluidics Corporation                   Miles & Stockbridge P.C.
        6625 Dobbin Road                       10 Light Street, 8th Floor
 Columbia, Maryland 21045-4707               Baltimore, Maryland 21202-1487
    Telephone: 410-381-0400                      Telephone: 410-385-3485
    Telecopier: 410-381-2718                    Telecopier: 410-385-3700
 E-Mail: rstouffer@bowlesfluidics.com        E-Mail: parey@milesstockbridge.com
 (Name, address and telephone number of person authorized to receive notices and communications on behalf of persons(s) filing statement)

This statement is filed in connection with (check the appropriate box):

     a. { }   The filing of solicitation materials or an information
              statement subject to Regulation 14A (17 CFR 240.14a-1 to
              240.14b-1), Regulation 14C (17 CFR 240.14c-1 to 240.14c-101) or
              Rule 13e-3(c) (Sec. 240.13e-3(c)) under the Securities Exchange
              Act of 1934.
     b. { }   The filing of a registration statement under the Securities Act of
              1933.
     c. { }   A tender offer.
     d. {X}   None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: { }

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                            CALCULATION OF FILING FEE

             TRANSACTION VALUATION*             AMOUNT OF FILING FEE

                   $ 212,656.00                          $ 42.53

         * Fee based upon 1/50th of 1% of the anticipated purchase price of fractional shares resulting from the proposed reverse stock split.

[ X ] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         Amount Previously Paid:  $48.52

         Form or Registration No.:  Schedule 13E-3

         Filing Party:  Bowles Fluidics Corporation

         Date Filed:  December 21, 1998

ITEM 16. ADDITIONAL INFORMATION.

     On April 14, 1999, the shareholders of Bowles Fluidics Corporation (the "Company") approved the proposed amendment to the Company's Articles of Incorporation effecting a one-for-one thousand reverse split of its outstanding shares of common stock, par value $.10 per share (the "Reverse Split"). Any fractional shares resulting from the Reverse Split were to be redeemed at the price of $1.25 per share of common stock outstanding immediately prior to the adoption of the proposed amendments and giving effect to the Reverse Split.

     Following the reverse stock split and purchase of resulting fractional shares of common stock, the number of record shareholders of the Company's common stock was reduced to approximately 160. Accordingly, the Company has filed with the United States Securities and Exchange Commission Form 15 suspending immediately its duty to file periodic reports with the Securities and Exchange Commission pursuant to Section 15(d) of the Exchange Act of 1934.

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                                    SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated: July 6, 1999

                                             /s/ Ronald D. Stouffer
                                             ----------------------
                                             Ronald D. Stouffer, President



                                    SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated: July 6, 1999

                                             /s/ William Ewing III
                                             ---------------------
                                             William Ewing III

                                    SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated: July 6, 1999

                                             /s/ James T. Parkinson III
                                             --------------------------
                                             James T. Parkinson III

                                    SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated: July 6, 1999

                                              /s/ Frederic Ewing II
                                              ---------------------
                                              Frederic Ewing II

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